EXHIBIT 99.1


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


     I, Anthony F. Ciali, the chief executive officer of Can-Cal Resources Ltd., certify that (i) the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.



                                              /s/  Anthony F. Ciali
                                            ------------------------------------
                                            ANTHONY F. CIALI,
                                            Chief Executive Officer
                                            Date:  May 14, 2003


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Can-Cal Resources Ltd. and will be retained by Can-Cal Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.



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              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


     I, Ronald D. Sloan, the chief financial officer of Can-Cal Resources Ltd., certify that (i) the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.



                                              /s/  Ronald D. Sloan
                                            ------------------------------------
                                            RONALD D. SLOAN,
                                            Chief Financial Officer
                                            Date:  May 14, 2003


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Can-Cal Resources Ltd. and will be retained by Can-Cal Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.




                                       18